SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 30, 2004

                             AMERICAN SKIING COMPANY

             (Exact name of registrant as specified in its charter)
         DELAWARE                    1-13057                   04-3373730
----------------------------  ------------------------   -----------------------
(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)


      136 HEBER AVENUE, SUITE 303
            PARK CITY, UTAH                              84060
      ---------------------------                   ----------------
(Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (435) 615-0340

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
following   provisions  (see  General   Instruction  A.2.  below):
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

     Item 1.01. Entry into a Material Definitive Agreement

         On December 30, 2004, the Company's subsidiary, Grand Summit Resort Properties, Inc. (Grand Summit), entered into an Amendment Letter (Letter Agreement) amending the Loan and Security Agreement (LSA), dated as of September 1, 1998, among Grand Summit, Textron Financial Corporation, as administrative agent and the lenders parties thereto.

         The Letter Agreement generally modifies Grand Summit's obligation under the LSA to reduce the outstanding principal balance of the LSA as of December 31, 2004. The original requirement of the LSA mandated a maximum December 31, 2004 principal balance of $17,000,000. Pursuant to the Letter Agreement, this amount has been amended to a revised maximum principal balance amount of $17,350,989.59 as of December 31, 2004. In consideration of this amendment, Grand Summit paid the lenders an amendment fee of $25,000 and the fees of lenders' counsel.


     Item 9.01. Financial Statements and Exhibits.


(c) Exhibits.



Description of Exhibit                                               Exhibit No.

Amendment Letter dated as of December 30, 2004 to Loan and              10.1
Security Agreement dated as of September 1, 1998 among Grand
Summit Resort Properties, Inc., the Lenders named therein, and Textron Financial Corporation as administrative agent.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated: January 4, 2005
                                            AMERICAN SKIING COMPANY


                                            By:     /s/ Foster A. Stewart, Jr.
                                                    ----------------------------
                                            Name:   Foster A. Stewart, Jr.
                                            Title:  Senior Vice President and
                                                    General Counsel

                                  Exhibit Index




Description of Exhibit                                               Exhibit No.

Amendment Agreement dated as of December 30, 2004 to Loan and           10.1
Security Agreement dated as of September 1, 1998 among Grand
Summit Resort Properties, Inc., the Lenders named therein, and Textron Financial Corporation as administrative agent.